Exhibit 10.1

AT THE MARKET OFFERING AGREEMENT

April 24, 2024

Ascendiant Capital Markets, LLC

110 Front Street, Suite 300

Jupiter, FL 33477

Ladies and Gentlemen:

Air T, Inc., a Delaware corporation (the “Company”), and Air T Funding (the “Trust”) confirm their agreement (this “Agreement”) with Ascendiant Capital Markets, LLC (the “Manager”) as follows:

1.             Definitions. The terms that follow, when used in this Agreement and any Terms Agreement, shall have the meanings indicated.

“Accountants” shall have the meaning ascribed to such term in Section 4(m).

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Action” shall have the meaning ascribed to such term in Section 3(q).

“Affiliate” shall have the meaning ascribed to such term in Section 3(p).

“Applicable Time” shall mean, with respect to any Shares, the time of sale of such Shares pursuant to this Agreement or any relevant Terms Agreement.

“Base Prospectus” shall mean the base prospectus contained in the Registration Statement at the Execution Time.

“Board” shall have the meaning ascribed to such term in Section 2(b)(iii).

“Broker Fee” shall have the meaning ascribed to such term in Section 2(b)(v).

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Capital Securities” shall have the meaning ascribed to such term in Section 2.

“Commission” shall mean the Securities and Exchange Commission.

“Common Stock” shall mean the common stock of the Company.

“Common Stock Equivalents” shall have the meaning ascribed to such term in Section 3(g).

“Company Counsel” shall have the meaning ascribed to such term in Section 4(l).

“DTC” shall have the meaning ascribed to such term in Section 2(b)(vii).

“Effective Date” shall mean each date and time that the Registration Statement and any post-effective amendment or amendments thereto became or becomes effective.

“Evaluation Date” shall have the meaning ascribed to such term in Section 3(x).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

“Filing Date” shall have the meaning ascribed to such term in Section 4(w).

“Free Writing Prospectus” shall mean a free writing prospectus, as defined in Rule 405.

“GAAP” shall have the meaning ascribed to such term in Section 3(n).

“Incorporated Documents” shall mean the documents or portions thereof filed with the Commission on or before the Effective Date that are incorporated by reference in the Registration Statement or the Prospectus and any documents or portions thereof filed with the Commission after the Effective Date that are deemed to be incorporated by reference in the Registration Statement or the Prospectus.

“Indebtedness” shall have the meaning ascribed to such term in Section 3(ff).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3(v).

“Issuer Free Writing Prospectus” shall mean an issuer free writing prospectus, as defined in Rule 433.

“Liens” shall have the meaning ascribed to such term in Section 3(a).

“Losses” shall have the meaning ascribed to such term in Section 7(d).

“Material Adverse Effect” shall have the meaning ascribed to such term in Section 3(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3(t).

“Maximum Amount” shall have the meaning ascribed to such term in Section 2.

“Net Proceeds” shall have the meaning ascribed to such term in Section 2(b)(v).

“Permitted Free Writing Prospectus” shall have the meaning ascribed to such term in Section 4(g).

“Permitted Lien” means (i) any Lien that does not materially affect the value of the property subject to the Lien and does not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries, (ii) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in the Company’s financial statements, (iii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iv) any minor imperfections in title, zoning restriction or similar Lien with respect to real property, or (v) any Lien pursuant to the Company’s and its Subsidiaries’ secured loans or credit facilities that are disclosed in the SEC Reports.

“Placement” shall have the meaning ascribed to such term in Section 2(c).

“Proceeding” shall have the meaning ascribed to such term in Section 3(b).

“Prospectus” shall mean the Base Prospectus, as supplemented by the most recently filed Prospectus Supplement (if any).

“Prospectus Supplement” shall mean each prospectus supplement relating to the Shares prepared and filed pursuant to Rule 424(b) from time to time.

“Registration Statement” shall mean the shelf registration statement (File Number 333-277855 and 333-277855-01) on Form S-3, including exhibits and financial statements and any prospectus supplement relating to the Shares that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B, as amended on each Effective Date and, in the event any post-effective amendment thereto becomes effective, shall also mean such registration statement as so amended.

“Representation Date” shall have the meaning ascribed to such term in Section 4(k).

“Required Approvals” shall have the meaning ascribed to such term in Section 3(e).

“Rule 158”, “Rule 163”, “Rule 164”, “Rule 172”, “Rule 173”, “Rule 405”, “Rule 415”, “Rule 424”, “Rule 430B” and “Rule 433” refer to such rules under the Act.

“Sales Notice” shall have the meaning ascribed to such term in Section 2(b)(i).

“SEC Reports” shall have the meaning ascribed to such term in Section 3(m).

“Shares” shall have the meaning ascribed to such term in Section 2.

“Settlement Date” shall have the meaning ascribed to such term in Section 2(b)(vii).

“Subsidiary” shall have the meaning ascribed to such term in Section 3(a).

“Terms Agreement” shall have the meaning ascribed to such term in Section 2(a).

“Time of Delivery” shall have the meaning ascribed to such term in Section 2(c).

“Trading Market” means Nasdaq Global Market.

“Trustees” shall have the meaning ascribed to such term in Section 2(b)(iii).

2.             Sale and Delivery of Shares. The Trust proposes to issue and sell through or to the Manager, as sales agent and/or principal, up to $8,000,000 of shares (the “Shares”) of the Alpha Income Trust Preferred Securities, par value $25.00 per share (“Capital Securities”), from time to time during the term of this Agreement and on the terms set forth herein; provided, however, that in no event shall the Trust issue or sell through the Manager such number of Shares that (a) exceeds the number or dollar amount of shares of Capital Securities registered on the Registration Statement, pursuant to which the offering is being made, (b) exceeds the number of authorized but unissued shares of Capital Securities or (c) would cause the Trust or the offering of the Shares to not satisfy the eligibility and transaction requirements for use of Form S-3 (including, if applicable, General Instruction I.B.6 of Registration Statement on Form S-3). The lesser of (a), (b) and (c) being the “Maximum Amount”. Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 2 on the number and aggregate sales price of Shares issued and sold under this Agreement shall be the sole responsibility of the Trust and that Manager shall have no obligation in connection with such compliance.

(a)           Appointment of Manager as Selling Agent; Terms Agreement. For purposes of selling the Shares through the Manager, the Trust hereby appoints the Manager as exclusive agent of the Trust for the purpose of selling the Shares pursuant to this Agreement and the Manager agrees to use its commercially reasonable efforts to sell, as sales agent for the Trust, the Shares on the terms and subject to the conditions stated herein. The Trust agrees that, whenever it determines to sell the Shares directly to the Manager as principal, it will enter into a separate agreement (each, a “Terms Agreement”) in substantially the form of Annex I hereto, relating to such sale in accordance with Section 2 of this Agreement.

(b)           Agent Sales. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Trust will issue and agrees to sell Shares from time to time through the Manager, acting as sales agent, and the Manager agrees to use its commercially reasonable efforts to sell, as sales agent for the Trust, on the following terms:

(i)              The Shares are to be sold on a daily basis or otherwise as shall be agreed to by the Trust and the Manager on any day that (A) is a trading day for the Trading Market, (B) the Trust has instructed the Manager by electronic mail (or other method mutually agreed to in writing by the parties) to make such sales (“Sales Notice”), the form of which is attached hereto as Schedule 1, and (C) the Company and the Trust has satisfied their obligations under Section 6 of this Agreement, provided that the deliveries required under Section 6 (other than deliveries under Section 6(d)) shall only be required to be made on the Execution Time and on a Representation Date on which a material amendment to the Registration Statement or Prospectus is made or the Company files its Annual Report on Form 10-K or a material amendment thereto under the Exchange Act. The Trust will designate the maximum amount of the Shares to be sold by the Manager daily (subject to the limitations set forth in Section 2(d)) and the minimum price per Share at which such Shares may be sold, provided that the Sales Notice may specify an amount of Shares to be sold on each of several successive days. Subject to the terms and conditions hereof, the Manager shall use its commercially reasonable efforts to sell on a particular day all of the Shares designated for the sale by the Trust on such day. The gross sales price of the Shares sold under this Section 2(b) shall be the market price for shares of the Trust’s Capital Securities sold by the Manager under this Section 2(b) on the Trading Market at the time of sale of such Shares.

(ii)             The Trust acknowledges and agrees that (A) there can be no assurance that the Manager will be successful in selling the Shares, (B) the Manager will incur no liability or obligation to the Company or the Trust or any other person or entity if it does not sell the Shares for any reason other than a failure by the Manager to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to sell such Shares as required under this Agreement, and (C) the Manager shall be under no obligation to purchase Shares on a principal basis pursuant to this Agreement, except as otherwise specifically agreed by the Manager and the Trust pursuant to a Terms Agreement.

(iii)            The Trust shall not authorize the issuance and sale of, and the Manager shall not be obligated to use its commercially reasonable efforts to sell, any Share at a price lower than the minimum price therefor designated from time to time by the Trust’s Trustees (the “Trustees”), or a duly authorized committee and notified to the Manager in writing. The Trust or the Manager may, upon notice to the other party hereto by telephone (confirmed promptly by electronic mail), suspend the offering of the Shares for any reason and at any time; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder prior to the giving of such notice.

(iv)            The Manager may sell Shares by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415 under the Act, including without limitation sales made directly on the Trading Market, on any other existing trading market for the Capital Securities or to or through a market maker. The Manager may also sell Shares in privately negotiated transactions, provided that the Manager receives the Trust’s prior written approval for any sales in privately negotiated transactions and if so provided in the “Plan of Distribution” section of the Prospectus Supplement.

(v)             The compensation to the Manager for sales of the Shares under this Section 2(b) shall be a placement fee of 3% of the gross sales price of the Shares sold pursuant to this Section 2(b) (“Broker Fee”). The foregoing rate of compensation shall not apply when the Manager acts as principal, in which case the Trust may sell Shares to the Manager as principal at a price agreed upon at the relevant Applicable Time pursuant to a Terms Agreement. The remaining proceeds, after deduction of the Broker Fee and deduction for any transaction fees imposed by any clearing firm, execution broker, or governmental or self-regulatory organization, including, without limitation, any ticket or trade fees in respect of such sales, shall constitute the net proceeds to the Trust for such Shares (the “Net Proceeds”).

(vi)            The Manager shall provide written confirmation (which may be by electronic mail) to the Trust following the close of trading on the Trading Market each day in which the Shares are sold under this Section 2(b) setting forth the number of the Shares sold on such day, the aggregate gross sales proceeds and the Net Proceeds to the Trust, and the compensation payable by the Trust to the Manager with respect to such sales.

(vii)           Upon delivery of a Sales Notice, the Trust shall issue and deliver the maximum number of Shares to be sold pursuant to the Sales Notice to the Manager’s account at The Depository Trust Company (“DTC”) via the DWAC system, which Shares shall be deposited by the Manager in the Trust’s account with the Manager. The Manager shall have no obligation to attempt to sell the Shares until the Trust has delivered the Shares to the Manager. Settlement for sales of the Shares pursuant to this Section 2(b) will occur at 10:00 a.m. (New York City time), or at such time as the Trust and the Manager may mutually agree, on the third Business Day following delivery of the Shares issued pursuant to the Sale Notice (each such day, a “Settlement Date”). On each Settlement Date, the Manager shall deliver the Net Proceeds from the sale of the Shares to the Trust. If on any Settlement Date not all Shares were sold as issued pursuant to the Sales Notice, then, at the election of and upon notice from the Trust, the Shares shall be applied to a future Settlement Date or returned to the Trust.

(viii)          At each Applicable Time, Settlement Date, Representation Date and Filing Date, the Company and the Trust shall be deemed to have affirmed each representation and warranty contained in this Agreement as if such representation and warranty were made as of such date (except to the extent such representations and warranties expressly relate to a specific earlier date (in which case such representations and warranties shall be true and correct as of such specified earlier date) and except that such representations and warranties shall be deemed to relate to the Registration Statement, the Prospectus and any Prospectus Supplement, as amended or supplemented, as of such date). Any obligation of the Manager to use its commercially reasonable efforts to sell the Shares on behalf of the Trust shall be subject to the continuing accuracy of the representations and warranties of the Company and the Trust herein, to the performance by the Company and the Trust of its obligations hereunder and to the continuing satisfaction of the additional conditions specified in Section 6 of this Agreement.

(c)           Term Sales. If the Trust wishes to sell the Shares pursuant to this Agreement but other than as set forth in Section 2(b) of this Agreement (each, a “Placement”), it will notify the Manager of the proposed terms of such Placement. If the Manager, acting as principal, wishes to accept such proposed terms (which it may decline to do for any reason in its sole discretion) or, following discussions with the Trust, wishes to accept amended terms, the Manager and the Trust will enter into a Terms Agreement setting forth the terms of such Placement. The terms set forth in a Terms Agreement will not be binding on the Trust or the Manager unless and until the Trust and the Manager have each executed such Terms Agreement accepting all of the terms of such Terms Agreement. In the event of a conflict between the terms of this Agreement and the terms of a Terms Agreement, the terms of such Terms Agreement will control. A Terms Agreement may also specify certain provisions relating to the reoffering of such Shares by the Manager. The commitment of the Manager to purchase the Shares pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company and the Trust herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the number of Shares to be purchased by the Manager pursuant thereto, the price to be paid to the Trust for such Shares, any provisions relating to rights of, and default by, underwriters acting together with the Manager in the reoffering of the Shares, and the time and date (each such time and date being referred to herein as a “Time of Delivery”) and place of delivery of and payment for such Shares. Such Terms Agreement shall also specify any requirements for opinions of counsel, accountants’ letters and officers’ certificates pursuant to Section 6 of this Agreement and any other information or documents required by the Manager.

(d)           Maximum Number of Shares. Under no circumstances shall the Trust cause or request the offer or sale of any Shares if, after giving effect to the sale of such Shares, the aggregate amount of Shares sold pursuant to this Agreement would exceed the lesser of (A) together with all sales of Shares under this Agreement, the Maximum Amount, (B) the amount available for offer and sale under the currently effective Registration Statement and (C) the amount authorized from time to time to be issued and sold under this Agreement by the Trustees, a duly authorized committee thereof or a duly authorized executive committee, and notified to the Manager in writing. Under no circumstances shall the Trust cause or request the offer or sale of any Placement Shares pursuant to this Agreement at a price lower than the minimum price authorized from time to time by the Trustees, a duly authorized committee thereof or a duly authorized executive committee, and notified to the Manager in writing. Further, under no circumstances shall the Trust cause or permit the aggregate offering amount of Placement Shares sold pursuant to this Agreement to exceed the Maximum Amount.

(e)           Regulation M Notice. Unless the exceptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act are satisfied with respect to the Shares, the Trust shall give the Manager at least one Business Day’s prior notice of its intent to sell any Shares in order to allow the Manager time to comply with Regulation M.

3.             Representations and Warranties. The Company and the Trust, and each of them, jointly and severally, represents and warrants to, and agrees with, the Manager at the Execution Time and on each such time the following representations and warranties are repeated or deemed to be made pursuant to this Agreement (except to the extent such representations and warranties expressly relate to a specific earlier date (in which case such representations and warranties shall be true and correct as of such specified earlier date) and except that such representations and warranties shall be deemed to relate to the Registration Statement, the Prospectus and any Prospectus Supplement, as amended or supplemented, as of such date), as set forth below or in the Registration Statement, the Prospectus or the Incorporated Documents.

(a)           Subsidiaries. All of the direct subsidiaries (individually, a “Subsidiary”) of the Company are set forth on Exhibit 21.1 to the Company’s most recent Annual Report on Form 10-K filed with the Commission. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary (or such other percentage amount as otherwise shown on Exhibit 21.1) free and clear of any “Liens” (which for purposes of this Agreement shall mean a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction) other than Permitted Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)           Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material adverse change in the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, from that set forth in the Registration Statement, the Base Prospectus, any Prospectus Supplement, the Prospectus or the Incorporated Documents, or (iii) a material adverse effect on the Company’s or the Trust’s ability to perform in any material respect on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no “Proceeding” (which for purposes of this Agreement shall mean any action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened to the knowledge of the Company) has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)           Authorization and Enforcement. The Company and the Trust have the requisite corporate and trust power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out their obligations hereunder. The execution and delivery of this Agreement by the Company and the Trust and the consummation by them of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and the Trust and no further action is required by the Company, Trust, the Board or the Trustees, or the Company stockholders in connection herewith other than in connection with the Required Approvals. This Agreement has been duly executed and delivered by the Company and the Trust and constitutes the valid and binding obligation of the Company and the Trust enforceable against them in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)           No Conflicts. The execution, delivery and performance of this Agreement by the Company and the Trust, the issuance and sale of the Shares and the consummation by the Company and the Trust of the other transactions contemplated herein do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or the Trust’s trust documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or the Trust or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company, Trust or Subsidiary debt or otherwise) or other understanding to which the Company or the Trust or any Subsidiary is a party or by which any property or asset of the Company or the Trust or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or the Trust or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or the Trust or a Subsidiary is bound or affected, except in the case of each of clauses (ii) and (iii), such as could not reasonably be expected to result in a Material Adverse Effect.

(e)           Filings, Consents and Approvals. Neither the Company nor the Trust is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other “Person” (defined as an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind, including the Trading Market) in connection with the execution, delivery and performance by the Company or the Trust of this Agreement, other than (i) the filings required by this Agreement, (ii) the filing with the Commission of the Prospectus Supplement, (iii) the filing of application(s) to and approval by the Trading Market for the listing of the Shares for trading thereon in the time and manner required thereby, and (iv) such filings as are required to be made under applicable state securities laws and the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) (collectively, the “Required Approvals”).

(f)            Issuance of Shares. The Shares are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company and the Trust. The Trust has reserved from its duly authorized capital stock the maximum number of shares of Capital Securities issuable pursuant to this Agreement. The issuance by the Trust of the Shares has been registered under the Act and all of the Shares are freely transferable and tradable by the purchasers thereof without restriction (other than any restrictions applicable to Affiliates under Rule 144 (“Affiliate Transfer Restrictions”)). The Shares are being issued pursuant to the Registration Statement and the issuance of the Shares has been registered by the Company and the Trust under the Act. The “Plan of Distribution” section within the Registration Statement permits the issuance and sale of the Shares as contemplated by this Agreement. Upon receipt of the Shares, the purchasers of such Shares will have good and marketable title to such Shares and the Shares will, subject to any Affiliate Transfer Restrictions, be freely tradable on the Trading Market.

(g)           Capitalization. The capitalization of the Company is as set forth in the Registration Statement, the Base Prospectus, the Prospectus Supplement and the Prospectus, including by incorporation by reference of SEC Reports therein. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than (x) pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plan and pursuant to the conversion or exercise of securities exercisable, exchangeable or convertible into Common Stock (“Common Stock Equivalents”), or (y) pursuant to Section 2 of this Agreement. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement. Except (i) pursuant to the Company’s stock option plans and employee stock purchase plan and (ii) pursuant to agreements or instruments filed as exhibits to Incorporated Documents, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Shares will not obligate the Company or the Trust to issue shares of Common Stock or other securities to any Person and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h)             Registration Statement. The Company and the Trust meet the requirements for use of Form S-3 under the Act and have prepared and filed with the Commission the Registration Statement, including a related Base Prospectus, for registration under the Act of the offering and sale of the Shares. Such Registration Statement is effective and available for the offer and sale of the Shares as of the date hereof. As filed, the Base Prospectus contains all information required by the Act and the rules thereunder, and, except to the extent the Manager shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Manager prior to the Execution Time or prior to any such time this representation is repeated or deemed to be made. The Registration Statement, at the Execution Time, each such time this representation is repeated or deemed to be made, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172, 173 or any similar rule) in connection with any offer or sale of the Shares, meets the requirements set forth in Rule 415(a)(1)(x). The initial Effective Date of the Registration Statement was not earlier than the date three years before the Execution Time.

(i)             Accuracy of Incorporated Documents. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules thereunder, and none of the Incorporated Documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Base Prospectus, the Prospectus Supplement or the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules thereunder, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(j)             Ineligible Issuer. (i) At the earliest time after the filing of the Registration Statement that the Company or the Trust or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Shares and (ii) as of the Execution Time and on each such time this representation is repeated or deemed to be made (with such date being used as the determination date for purposes of this clause (ii)), neither the Company nor the Trust was and is not an Ineligible Issuer (as defined in Rule 405), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company or the Trust be considered an Ineligible Issuer.

(k)           Free Writing Prospectus. The Company and the Trust are eligible to use Issuer Free Writing Prospectuses. Each Issuer Free Writing Prospectus does not include any information the substance of which conflicts with the information contained in the Registration Statement, including any Incorporated Documents and any prospectus supplement deemed to be a part thereof that has not been superseded or modified; and each Issuer Free Writing Prospectus does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Manager specifically for use therein. Any Issuer Free Writing Prospectus that the Company or the Trust is required to file pursuant to Rule 433(d) has been, or will be, filed with the Commission in accordance with the requirements of the Act and the rules thereunder. Each Issuer Free Writing Prospectus that the Company or the Trust has filed, or is required to file, pursuant to Rule 433(d) or that was prepared by or on behalf of or used by the Company or the Trust complies or will comply in all material respects with the requirements of the Act and the rules thereunder. The Company and the Trust will not, without the prior consent of the Manager (which shall not be unreasonably withheld or delayed), prepare, use or refer to, any Issuer Free Writing Prospectuses.

(l)            Proceedings Related to Registration Statement. The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the Act, and neither the Company nor the Trust is the subject of a pending proceeding under Section 8A of the Act in connection with the offering of the Shares. Neither the Company nor the Trust has received any notice that the Commission has issued or intends to issue a stop-order with respect to the Registration Statement or that the Commission otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so.

(m)          SEC Reports. The Company has complied in all material respects with requirements to file all reports, schedules, forms, statements and other documents required to be filed by it under the Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the year preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.

(n)           Financial Statements. The consolidated financial statements incorporated by reference in the Registration Statement, the Prospectus or the Incorporated Documents and any amendments thereof or supplements thereto comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing or as amended or corrected in a subsequent filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(o)           Accountants. The Company’s accountants are Deloitte & Touche LLP. To the knowledge of the Company, such accountants, who the Company expects will express their opinion with respect to the financial statements to be included in the Company’s next Annual Report on Form 10-K, are a registered public accounting firm as required by the Act.

(p)           Material Adverse Events. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders, except for payments of interest on the Capital Securities or pursuant to a repurchase program that is disclosed in the SEC Reports, purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock except pursuant to any 10b5-1 plan, and (v) the Company has not issued any equity securities to any officer, director or “Affiliate” (defined as any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Act), except pursuant to existing Company equity incentive plans and employee stock purchase plans. The Company does not have pending before the Commission any request for confidential treatment of information. No event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is deemed made.

(q)           Litigation. Except as disclosed in SEC Reports, the Registration Statement, the Prospectus, any Prospectus Supplement or any Incorporated Documents, there is no action, suit, inquiry, notice of violation, Proceeding or investigation pending or, to the knowledge of the Company and the Trust, threatened against or affecting the Company or the Trust, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of this Agreement or the Shares or (ii) could, if there were an unfavorable decision, reasonably be expected to result in a Material Adverse Effect. Neither the Company, the Trust, nor any Subsidiary, nor, to the knowledge of the Company, Trust, any director or officer or trustee thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company and the Trust, there is not pending or contemplated, any investigation by the Commission involving the Company or the Trust or any current or former director or officer or trustee of the Company or the Trust. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or the Trust or any Subsidiary under the Exchange Act or the Act.

(r)            Labor Relations. Except as disclosed in SEC Reports, the Registration Statement, the Prospectus, any Prospectus Supplement or any Incorporated Documents, no material labor dispute exists or, to the knowledge of the Company or the Trust, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(s)           No Existing Defaults. Except as disclosed in SEC Reports, the Registration Statement, the Prospectus, any Prospectus Supplement or any Incorporated Documents, neither the Company, the Trust, nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company, the Trust, or any Subsidiary under), nor has the Company or the Trust or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not reasonably be expected to result in a Material Adverse Effect.

(t)            Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the Registration Statement, the Base Prospectus, any Prospectus Supplement or the Prospectus, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(u)           Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Permitted Liens. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance, except where such non-compliance would not reasonably be expected to have a Material Adverse Effect.

(v)           Intellectual Property. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other similar intellectual property rights necessary or material for use in connection with their respective businesses as described in the Registration Statement, the Base Prospectus, any Prospectus Supplement or the Prospectus and which the failure to so have could reasonably be expected to have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a notice (written or otherwise) that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as would not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable (other than patent and trademark applications) and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(w)          Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary for companies of similar size as the Company in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage. To the knowledge of the Company, such insurance contracts and policies are accurate and complete. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(x)           Affiliate Transactions. Except as set forth in the Registration Statement, the Base Prospectus, any Prospectus Supplement or the Prospectus, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000, other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements and other equity grants under any equity incentive plan of the Company and stock purchases under any employee stock purchase plans of the Company.

(y)           Sarbanes Oxley Compliance. Except as disclosed in the Registration Statement, the Base Prospectus, any Prospectus Supplement or the Prospectus, the Company and the Trust are in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Effective Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(z)           Finder’s Fees. Other than payments to be made to the Manager, no brokerage or finder’s fees or commissions are or will be payable by the Company or the Trust to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Manager shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

(aa)         No Other Sales Agency Agreement. Neither the Company nor the Trust has entered into any other sales agency agreements or other similar arrangements with any agent or any other representative in respect of at the market offerings of the Shares.

(bb)         Regulation M Compliance. Neither the Company nor the Trust has, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or the Trust to facilitate the sale or resale of any of the Shares, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Shares or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company or the Trust, other than, in the case of clauses (ii) and (iii), compensation paid to the Manager in connection with the sales of the Shares.

(cc)         Listing and Maintenance Requirements. The issuance and sale of the Shares as contemplated in this Agreement does not contravene the rules and regulations of the Trading Market. The Shares are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and neither the Company nor the Trust has taken action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Shares under the Exchange Act nor has the Company or the Trust received any notification that the Commission is contemplating terminating such registration. Except as disclosed in the Registration Statement, the Base Prospectus, any Prospectus Supplement or the Prospectus, the Company and the Trust has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Capital Securities is or has been listed or quoted to the effect that the Company or the Trust is not in compliance with the listing or maintenance requirements of such Trading Market.

(dd)         Application of Takeover Protections. Except as set forth in the Registration Statement, the Base Prospectus, any Prospectus Supplement or the Prospectus, the Company and its Board have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the purchasers of the Shares.

(ee)         Investment Company. Neither the Company nor the Trust is, and is not an Affiliate of, and immediately after receipt of payment for the Shares, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company and the Trust currently intend to conduct their business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

(ff)         Solvency. Based on the financial condition of the Company as of the Effective Date, (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. Within one year of the Effective Date, the Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The SEC Reports set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than accrued liabilities and trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(gg)         Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and the Trust and each Subsidiary (i) has made or filed all necessary United States federal, and state income and all foreign income and franchise tax returns and have paid or accrued all taxes shown as due thereon, and the Company and the Trust have no knowledge of a tax deficiency which has been asserted or threatened against the Company or the Trust or, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and trustees of the Trust or of any Subsidiary know of no basis for any such claim.

(hh)         Reserved.

(ii)           Foreign Corrupt Practices. Neither the Company nor the Trust, nor to the knowledge of the Company or the Trust, any agent or other person acting on behalf of the Company or the Trust, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or the Trust (or made by any person acting on its behalf of which the Company or the Trust is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(jj)           FINRA Member Shareholders. There are no affiliations with any FINRA member firm among the Trustees, the Company’s officers, directors or, to the knowledge of the Company or the Trust, any five percent (5%) or greater stockholder of the Company, other than Director Travis Swenson and except as set forth in the Registration Statement, the Base Prospectus, any Prospectus Supplement or the Prospectus.

4.             Agreements. The Company and the Trust agree with the Manager that:

(a)           Right to Review Amendments and Supplements to Registration Statement and Prospectus. During any period when the delivery of a prospectus relating to the Shares is required (including in circumstances where such requirement may be satisfied pursuant to Rule 172, 173 or any similar rule) to be delivered under the Act in connection with the offering or the sale of Shares, the Company and the Trust will not file any amendment to the Registration Statement or supplement (including any Prospectus Supplement) to the Base Prospectus unless the Company and the Trust has furnished to the Manager a copy for its review prior to filing and will not file any such proposed amendment or supplement to which the Manager reasonably objects. The Company and the Trust has properly completed the Prospectus, in a form approved by the Manager, and filed such Prospectus, as amended at the Execution Time, with the Commission pursuant to the applicable paragraph of Rule 424(b) by the Execution Time and will cause any supplement to the Prospectus to be properly completed, in a form approved by the Manager, and will file such supplement with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed thereby and will provide evidence reasonably satisfactory to the Manager of such timely filing. The Company and the Trust will promptly advise the Manager (i) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (ii) when, during any period when the delivery of a prospectus (whether physically or through compliance with Rule 172, 173 or any similar rule) is required under the Act in connection with the offering or sale of the Shares, any amendment to the Registration Statement shall have been filed or become effective (other than any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act), (iii) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any notice objecting to its use or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company and the Trust of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. Each of the Company and the Trust will use its best efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or objection to the use of the Registration Statement and, upon such issuance, occurrence or notice of objection, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or objection, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its best efforts to have such amendment or new registration statement declared effective as soon as practicable.

(b)           Subsequent Events. If, at any time on or after an Applicable Time but prior to the related Settlement Date, any event occurs as a result of which the Registration Statement or Prospectus would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made or the circumstances then prevailing not misleading, the Company and the Trust will (i) notify promptly the Manager so that any use of the Registration Statement or Prospectus may cease until such are amended or supplemented; (ii) amend or supplement the Registration Statement or Prospectus to correct such statement or omission; and (iii) supply any amendment or supplement to the Manager in such quantities as the Manager may reasonably request.

(c)           Notification of Subsequent Filings. If, during any period when the delivery of a prospectus relating to the Shares is required (including in circumstances where such requirement may be satisfied pursuant to Rule 172, 173 or any similar rule) to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement, file a new registration statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, including in connection with use or delivery of the Prospectus, the Company and the Trust promptly will (i) notify the Manager of any such event, (ii) subject to Section 4(a), prepare and file with the Commission an amendment or supplement or new registration statement which will correct such statement or omission or effect such compliance, (iii) use its best efforts to have any amendment to the Registration Statement or new registration statement declared effective as soon as practicable in order to avoid any disruption in use of the Prospectus and (iv) supply any supplemented Prospectus to the Manager in such quantities as the Manager may reasonably request.

(d)           Earnings Statements. As soon as practicable, the Company will make generally available to its security holders and to the Manager an earnings statement or statements of the Company and its Subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158.

(e)           Delivery of Registration Statement. Upon the request of the Manager, the Company and the Trust will furnish to the Manager and counsel for the Manager, without charge, signed copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by the Manager or dealer may be required by the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172, 173 or any similar rule), as many copies of the Prospectus and each Issuer Free Writing Prospectus and any supplement thereto as the Manager may reasonably request. The Company and the Trust will pay the expenses of printing or other production of all documents relating to the offering.

(f)            Qualification of Shares. The Company and the Trust will arrange, if necessary, for the qualification of the Shares for sale under the laws of such jurisdictions as the Manager may designate and will maintain such qualifications in effect so long as required for the distribution of the Shares; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

(g)           Free Writing Prospectus. The Company and the Trust agree that, unless it has or shall have obtained the prior written consent of the Manager, and the Manager agrees with the Company and the Trust that, unless it has or shall have obtained, as the case may be, the prior written consent of the Company and the Trust, it has not made and will not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405) required to be filed by the Company and the Trust with the Commission or retained by the Company and the Trust under Rule 433. Any such free writing prospectus consented to by the Manager or the Company and the Trust is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company and the Trust agree that (i) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (ii) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(h)           Subsequent Issuances. The Trust will not offer, sell, issue, contract to sell, contract to issue or otherwise dispose of, directly or indirectly, any other shares of Capital Securities during the term of this Agreement (i) without giving the Manager at least three Business Days’ prior written notice specifying the nature of the proposed transaction and the date of such proposed transaction and (ii) unless the Manager suspends acting under this Agreement for such period of time requested by the Company and the Trust or as deemed appropriate by the Manager in light of the proposed transaction.

(i)            Market Manipulation. Until the termination of this Agreement, the Company and the Trust will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation in violation of the Act, Exchange Act or the rules and regulations thereunder of the price of any security of the Company and the Trust to facilitate the sale or resale of the Shares or otherwise violate any provision of Regulation M under the Exchange Act, including, without limitation, in connection with the repurchase of any securities of the Company and the Trust under Rule 10b-18 of the Exchange Act.

(j)            Notification of Incorrect Certificate. The Company and the Trust will, at any time during the term of this Agreement, as supplemented from time to time, advise the Manager immediately after it shall have received notice or obtained knowledge thereof, of any information or fact that would materially alter or affect any opinion, certificate, letter and other document provided to the Manager pursuant to Section 6 herein.

(k)             Certification of Accuracy of Disclosure. Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a suspension of sales hereunder lasting more than 30 trading days), and each time that (i) the Registration Statement or Prospectus shall be amended or supplemented, other than by means of Incorporated Documents, (ii) the Company files its Annual Report on Form 10-K under the Exchange Act, (iii) the Company files its quarterly reports on Form 10-Q under the Exchange Act, (iv) the Company files a Current Report on Form 8-K containing amended financial information (other than information that is furnished and not filed), if the Manager reasonably determines that the information in such Form 8-K is material, or (v) the Shares are delivered to the Manager as principal at the Time of Delivery pursuant to a Terms Agreement (such commencement or recommencement date and each such date referred to in (i), (ii), (iii), (iv) and (v) above, a “Representation Date”), unless waived by the Manager, the Company and the Trust shall furnish or cause to be furnished to the Manager forthwith a certificate dated and delivered on the Representation Date, in the form attached hereto as Exhibit A, reasonably satisfactory to the Manager to the effect that the statements contained in the certificate referred to in Section 6(c) of this Agreement which were last furnished to the Manager are true and correct at the Representation Date, as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 6(c), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the date of delivery of such certificate.

(l)            Bring Down Opinion; Negative Assurance. At each Representation Date on which (A) a material amendment to the Registration Statement or Prospectus is made or (B) the Company files its Annual Report on Form 10-K or a material amendment thereto under the Exchange Act, unless waived by the Manager, the Company and the Trust shall furnish or cause to be furnished forthwith to the Manager and to counsel to the Manager a written opinion of counsel to the Company and the Trust (“Company Counsel”) addressed to the Manager and dated and delivered on such Representation Date, in form and substance reasonably satisfactory to the Manager, including a negative assurance statement.

(m)           Auditor Bring Down “Comfort” Letter. At each Representation Date, unless waived by the Manager, the Company and the Trust shall cause (1) the Company’s auditors (the “Accountants”), or other independent accountants satisfactory to the Manager forthwith to furnish the Manager a letter, and (2) the Chief Financial Officer of the Company forthwith to furnish the Manager a certificate, in each case dated on such Representation Date, in form satisfactory to the Manager, of the same tenor as the letters and certificate referred to in Section 6(c) and Section 6(d) of this Agreement but modified to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letters and certificate; provided, however, that the Company will not be required to cause the Accountants to furnish such letters to the Manager in connection with the filing of (1) a Quarterly Report on Form 10-Q or (2) a Current Report on Form 8-K unless the Manager has requested such letter based upon the event or events reported in such Current Report on Form 8-K.

(n)           Due Diligence Cooperation. The Company and the Trust will cooperate with any reasonable due diligence review conducted by the Manager or its representatives in connection with the transactions contemplated hereby, including providing information and making available documents and senior corporate officers, during regular business hours and at the Company’s principal offices or such other location mutually agreed to by the parties, as the Manager may reasonably request.

(o)           Acknowledgment of Trading. The Company and the Trust consents to the Manager trading in the Capital Securities for the Manager’s own account and for the account of its clients at the same time as sales of the Shares occur pursuant to this Agreement or pursuant to a Terms Agreement.

(p)           Disclosure of Shares Sold. The Company will disclose in its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as applicable, the number of Shares sold through the Manager under this Agreement, the Net Proceeds to the Company and the compensation paid by the Company and the Trust with respect to sales of Shares pursuant to this Agreement during the relevant quarter; and, if required by any subsequent change in Commission policy or request, more frequently by means of a Current Report on Form 8-K or a further Prospectus Supplement.

(q)           Rescission Right. If to the knowledge of the Company or the Trust, the conditions set forth in Section 6 shall not have been satisfied as of the applicable Settlement Date, the Company and the Trust will offer to any person who has agreed to purchase Shares from the Trust on such Settlement Date as the result of an offer to purchase solicited by the Manager the right to refuse to purchase and pay for such Shares.

(r)            Bring Down of Representations and Warranties. Each acceptance by the Trust of an offer to purchase the Shares hereunder, and each execution and delivery by the Trust of a Terms Agreement, shall be deemed to be an affirmation to the Manager that the representations and warranties of the Company and the Trust contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the Settlement Date for the Shares relating to such acceptance or as of the Time of Delivery relating to such sale, as the case may be, as though made at and as of such date (except to the extent such representations and warranties expressly relate to a specific earlier date (in which case such representations and warranties shall be true and correct as of such specified earlier date) and except that such representations and warranties shall be deemed to relate to the Registration Statement, the Prospectus and any Prospectus Supplement, as amended or supplemented, as of such date).

(s)           Reservation of Shares. The Company and the Trust shall ensure that there are at all times sufficient shares of Capital Securities to provide for the issuance, free of any preemptive rights, out of its authorized but unissued shares of Capital Securities or shares of Capital Securities held in treasury, of the maximum aggregate number of Shares authorized for issuance by the Trust’s trustees pursuant to the terms of this Agreement. The Company and the Trust will use its commercially reasonable efforts to cause the Shares to be listed for trading on the Trading Market and to maintain such listing.

(t)            Obligation Under Exchange Act. During any period when the delivery of a prospectus relating to the Shares is required (including in circumstances where such requirement may be satisfied pursuant to Rule 172, 173 or any similar rule) to be delivered under the Act, the Company and the Trust will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the regulations thereunder.

(u)           DTC Facility. The Company and the Trust shall cooperate with Manager and use its reasonable efforts to permit the Shares to be eligible for clearance and settlement through the facilities of DTC.

(v)           Use of Proceeds. The Company and the Trust will apply the Net Proceeds from the sale of the Shares in the manner set forth in the Prospectus.

(w)           Filing of Prospectus Supplement. If and to the extent required under applicable law or under interpretations of the Commission thereof, on or prior to the earlier of (i) the date on which the Company shall file a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K in respect of any fiscal quarter in which sales of Shares were made by the Manager pursuant to Section 2(b) of this Agreement and (ii) the date on which the Company shall be obligated to file such document referred to in clause (i) in respect of such quarter (each such date, and any date on which an amendment to any such document is filed, a “Filing Date”), the Company and the Trust will file a prospectus supplement with the Commission under the applicable paragraph of Rule 424(b), which prospectus supplement will set forth, with regard to such quarter, the number of the Shares sold through the Manager as agent pursuant to Section 2(b) of this Agreement, the Net Proceeds to the Trust and the compensation paid by the Trust with respect to such sales of the Shares pursuant to Section 2(b) of this Agreement and deliver such number of copies of each such prospectus supplement to the Trading Market as are required by such exchange. Notwithstanding anything herein to the contrary, in the event any sales are made pursuant to this Agreement which are NOT made in “at the market” offerings as defined in Rule 415, including, without limitation, any Placement pursuant to a Terms Agreement, the Company and the Trust shall file a Prospectus Supplement describing the terms of such transaction, the amount of Shares sold, the price thereof, the Manager’s compensation, and such other information as may be required pursuant to Rule 424 and Rule 430B, as applicable, within the time required by Rule 424.

(x)           Additional Registration Statement. To the extent that the Registration Statement is not available for the sales of the Shares as contemplated by this Agreement (other than as a result of reaching the limitation set forth in General Instruction I.B.6. of Form S-3), the Company and the Trust shall file a new registration statement with respect to any additional shares of Capital Securities necessary to complete such sales of the Shares and shall cause such registration statement to become effective as promptly as practicable. After the effectiveness of any such registration statement, all references to “Registration Statement” included in this Agreement shall be deemed to include such new registration statement, including all documents incorporated by reference therein pursuant to Item 12 of Form S-3, and all references to “Base Prospectus” included in this Agreement shall be deemed to include the final form of prospectus, including all documents incorporated therein by reference, included in any such registration statement at the time such registration statement became effective.

5.             Payment of Expenses. The Company and the Trust agree to pay the costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereby are consummated, including without limitation: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), the Prospectus and each Issuer Free Writing Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Prospectus, and each Issuer Free Writing Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp or transfer taxes in connection with the original issuance and sale of the Shares; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Shares; (v) the registration of the Shares under the Exchange Act, if applicable, and the listing of the Shares on the Trading Market; (vi) any registration or qualification of the Shares for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Manager relating to such registration and qualification); (vii) the transportation and other expenses incurred by or on behalf of Company and Trust representatives in connection with presentations to prospective purchasers of the Shares; (viii) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company; (ix) the filing fee under FINRA Rule 5110; (x) the reasonable fees and expenses of the Manager and Manager’s counsel, not to exceed $10,000 (excluding any periodic due diligence fees incurred in connection with quarterly and annual bring-downs provided for under Section 4(n), which shall not exceed $3,000); and (xi) all other costs and expenses incident to the performance by the Company and the Trust of its obligations hereunder.

6.             Conditions to the Obligations of the Manager. The obligations of the Manager under this Agreement and any Terms Agreement shall be subject to (i) the accuracy of the representations and warranties on the part of the Company and the Trust contained herein as of the Execution Time, each Representation Date, and as of each Applicable Time, Settlement Date and Time of Delivery (except to the extent such representations and warranties expressly relate to a specific earlier date (in which case such representations and warranties shall be true and correct as of such specified earlier date) and except that such representations and warranties shall be deemed to relate to the Registration Statement, the Prospectus and any Prospectus Supplement, as amended or supplemented, as of such date), (ii) to the performance by the Company and the Trust of its obligations hereunder and (iii) the following additional conditions:

(a)           Filing of Prospectus Supplement. The Prospectus, and any supplement thereto, required by Rule 424 to be filed with the Commission have been filed in the manner and within the time period required by Rule 424(b) with respect to any sale of Shares; each Prospectus Supplement shall have been filed in the manner required by Rule 424(b) within the time period required hereunder and under the Act; any other material required to be filed by the Company and the Trust pursuant to Rule 433(d) under the Act, shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; and no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

(b)           Delivery of Opinion. The Company and the Trust shall have caused the Company Counsel to furnish to the Manager, as requested by the Manager and upon reasonable advance notice in connection with any offering of the Shares, its opinion and negative assurance statement, dated as of such date and addressed to the Manager in form and substance acceptable to the Manager, provided that this deliverable shall only be applicable on (i) the Execution Time and (ii) each Representation Date on which (a) a material amendment to the Registration Statement or Prospectus is made or (b) the Company files its Annual Report on Form 10-K or a material amendment thereto under the Exchange Act.

(c)           Delivery of Officer’s Certificate. The Company and the Trust shall have furnished or caused to be furnished to the Manager, to the extent requested by the Manager and upon reasonable advance notice in connection with any offering of the Shares, a certificate of the Company and the Trust signed by the Chief Executive Officer or the President and the Trustees and the principal financial or accounting officer of the Company, dated as of such date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any Prospectus Supplement and any documents incorporated by reference therein and any supplements or amendments thereto and this Agreement and that:

(i)              the representations and warranties of the Company and the Trust in this Agreement are true and correct on and as of such date with the same effect as if made on such date (except to the extent such representations and warranties expressly relate to a specific earlier date (in which case such representations and warranties shall be true and correct as of such specified earlier date) and except that such representations and warranties shall be deemed to relate to the Registration Statement, the Prospectus and any Prospectus Supplement, as amended or supplemented, as of such date) and the Company and the Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date;

(ii)             no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or, to the Company’s and the Trust’s knowledge, threatened; and

(iii)            since the date of the most recent financial statements included in the Registration Statement, the Prospectus and the Incorporated Documents, there has been no Material Adverse Effect on the condition (financial or otherwise), earnings, business or properties of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Registration Statement, the Prospectus and the Incorporated Documents.

(d)           Delivery of Accountants’ “Comfort” Letter. The Company shall have requested and caused the Accountants to have furnished to the Manager, to the extent requested by the Manager and upon reasonable advance notice in connection with any offering of the Shares, letters (which may refer to letters previously delivered to the Manager), dated as of the date hereof (and if requested, updated quarterly), in form and substance satisfactory to the Manager, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder and that they have performed a review of any unaudited interim financial information of the Company and included or incorporated by reference in the Registration Statement and the Prospectus and provide customary “comfort” as to such review in form and substance satisfactory to the Manager.

(e)           No Material Adverse Event. Since the respective dates as of which information is disclosed in the Registration Statement, the Prospectus and the Incorporated Documents, except as otherwise stated therein, there shall not have been (i) any change or decrease in previously reported results specified in the letter or letters referred to in paragraph (d) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Registration Statement, the Prospectus and the Incorporated Documents (exclusive of any amendment or supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Manager, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Registration Statement (exclusive of any amendment thereof), the Incorporated Documents and the Prospectus (exclusive of any amendment or supplement thereto).

(f)            Payment of All Fees. The Company and the Trust shall have paid the required Commission filing fees relating to the Shares within the time period required by Rule 456(b)(1)(i) of the Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the Act and, if applicable, shall have updated the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b).

(g)           No FINRA Objections. FINRA shall not have raised any objection with respect to the fairness and reasonableness of the terms and arrangements under this Agreement which the Manager cannot reasonably resolve.

(h)           Shares Listed on Trading Market. The Shares shall have been listed and admitted and authorized for trading on the Trading Market, and satisfactory evidence of such actions shall have been provided to the Manager.

(i)            Other Assurances. Prior to each Settlement Date and Time of Delivery, as applicable, the Company and the Trust shall have furnished to the Manager such further information, certificates and documents as the Manager may reasonably request.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Manager and counsel for the Manager, this Agreement and all obligations of the Manager hereunder may be canceled at, or at any time prior to, any Settlement Date or Time of Delivery, as applicable, by the Manager or the Company. Notice of such cancellation shall be given to the other party in writing/email or by telephone confirmed in writing/email.

The documents required to be delivered by this Section 6 shall be delivered to the office of Clyde Snow & Sessions, PC, counsel for the Manager, at 201 S. Main Street, Suite 2200, Salt Lake City, UT 84111, Attn: Brian A. Lebrecht, email: bal@clydesnow.com, on each such date as provided in this Agreement.

7.             Indemnification and Contribution.

(a)           Indemnification by Company. The Company and the Trust, jointly and severally, agrees to indemnify and hold harmless the Manager, the directors, officers, employees and agents of the Manager and each person who controls the Manager within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares as originally filed or in any amendment thereof, or in the Base Prospectus, any Prospectus Supplement, the Prospectus, any Issuer Free Writing Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or result from or relate to any breach of any of the representations, warranties, covenants or agreements made by the Company and the Trust in this Agreement, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Trust will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company or the Trust by the Manager specifically for inclusion therein. This indemnity agreement will be in addition to any liability that the Company or the Trust may otherwise have.

(b)           Indemnification by Manager. The Manager agrees to indemnify and hold harmless the Company and the Trust, each of its directors and trustees, each of its officers who signs the Registration Statement, and each person who controls the Company and the Trust within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Trust to the Manager, but only with reference to written information relating to the Manager furnished to the Company or the Trust by the Manager specifically for inclusion in the documents referred to in the foregoing indemnity; provided, however, that in no case shall the Manager be responsible for any amount in excess of the Broker Fee applicable to the Shares and paid hereunder. The indemnity agreement set forth in this Section 7(b) shall be in addition to any liabilities that the Manager may otherwise have.

(c)           Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

(d)           Contribution. In the event that the indemnity provided in paragraph (a), (b) or (c) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Trust and the Manager agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) (collectively “Losses”) to which the Company and the Trust and the Manager may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Trust on the one hand and by the Manager on the other from the offering of the Shares; provided, however, that in no case shall the Manager be responsible for any amount in excess of the Broker Fee applicable to the Shares and paid hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Trust and the Manager severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Trust on the one hand and of the Manager on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Trust shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Manager shall be deemed to be equal to the Broker Fee applicable to the Shares and paid hereunder as determined by this Agreement. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company and the Trust on the one hand or the Manager on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Manager agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls the Manager within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of the Manager shall have the same rights to contribution as the Manager, and each person who controls the Company and the Trust within the meaning of either the Act or the Exchange Act, each officer of the Company and Trustee who shall have signed the Registration Statement and each director of the Company and Trustee of the Trust shall have the same rights to contribution as the Company and the Trust, subject in each case to the applicable terms and conditions of this paragraph (d).

8.             Termination.

(a)           The Company and the Trust shall have the right, by giving written notice as hereinafter specified, to terminate the provisions of this Agreement relating to the solicitation of offers to purchase the Shares in its sole discretion at any time upon five (5) Business Days’ prior written notice. Any such termination shall be without liability of any party to any other party except that (i) with respect to any pending sale, through the Manager for the Trust, the obligations of the Company and the Trust, including in respect of compensation of the Manager, shall remain in full force and effect notwithstanding the termination and (ii) the provisions of Sections 5, 7, 8, 9, 10, 12 and 14 of this Agreement shall remain in full force and effect notwithstanding such termination.

(b)           The Manager shall have the right, by giving written notice as hereinafter specified, to terminate the provisions of this Agreement relating to the solicitation of offers to purchase the Shares in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that the provisions of Sections 5, 7, 8, 9, 10, 12 and 14 of this Agreement shall remain in full force and effect notwithstanding such termination.

(c)           This Agreement shall remain in full force and effect until the earlier of the three year anniversary of the date hereof and such date that this Agreement is terminated pursuant to Sections 8(a) or (b) above or otherwise by mutual agreement of the parties, provided that any such termination by mutual agreement shall in all cases be deemed to provide that Sections 5, 7, 8, 9, 10, 12 and 14 shall remain in full force and effect.

(d)           Any termination of this Agreement shall be effective on the date specified in such notice of termination, provided that such termination shall not be effective until the close of business on the date of receipt of such notice by the Manager or the Company, as the case may be. If such termination shall occur prior to the Settlement Date or Time of Delivery for any sale of the Shares, such sale shall settle in accordance with the provisions of Section 2(b) of this Agreement.

(e)           In the case of any purchase of Shares by the Manager pursuant to a Terms Agreement, the obligations of the Manager pursuant to such Terms Agreement shall be subject to termination, in the absolute discretion of the Manager, by prompt oral notice given to the Company prior to the Time of Delivery relating to such Shares, if any, and confirmed promptly by electronic mail, if since the time of execution of the Terms Agreement and prior to such delivery and payment, (i) trading in the Company’s Capital Securities shall have been suspended by the Commission or the Trading Market or trading in securities generally on the Trading Market shall have been suspended or limited or minimum prices shall have been established on the Trading Market, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Manager, impractical or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Prospectus (exclusive of any amendment or supplement thereto).

9.             Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company and the Trust or its officers and of the Manager set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by the Manager or the Company and the Trust or any of the officers, directors, employees, agents or controlling persons referred to in Section 7, and will survive delivery of and payment for the Shares.

10.           Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Manager, will be mailed, delivered, or emailed to the address set forth on the signature page hereto and if sent to the Company and the Trust, will be mailed, delivered, or emailed to Air T, Inc., 11020 David Taylor Drive, Suite 305, Charlotte, North Carolina 28262, Attn: Chief Financial Officer (Brian Ochocki -- ___________).

11.           Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

12.           No Fiduciary Duty. The Company and the Trust hereby acknowledge that (a) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Trust, on the one hand, and the Manager and any affiliate through which it may be acting, on the other, (b) the Manager is acting solely as sales agent and/or principal in connection with the purchase and sale of the Shares and not as a fiduciary of the Company or the Trust and (c) the Company’s and the Trust’s engagement of the Manager in connection with the offering and the process leading up to the offering is as an independent contractor and not in any other capacity. Furthermore, the Company and the Trust agree that they are solely responsible for making their own judgments in connection with the offering (irrespective of whether the Manager has advised or is currently advising the Company or the Trust on related or other matters). The Company and the Trust agree that they will not claim that the Manager has rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Company or the Trust, in connection with such transaction or the process leading thereto.

13.           Integration; Amendment. This Agreement and any Terms Agreement supersede all prior agreements and understandings (whether written or oral) between the Company, the Trust, and the Manager with respect to the subject matter hereof. This Agreement may not be amended except pursuant to a writing executed by the Company, the Trust, and the Manager.

14.           No Third-Party Beneficiary. This Agreement is made solely and specifically among and for the benefit of the parties hereto, and their respective heirs, legal representatives, successors and assigns, and no other person shall have any rights, interests or claims hereunder or be entitled to any benefits under or on account of this Agreement as a third-party beneficiary or otherwise.

15.           Applicable Law. This Agreement and any Terms Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

16.          Waiver of Jury Trial. EACH PARTY hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement, any Terms Agreement or the transactions contemplated hereby or thereby.

17.             Counterparts. This Agreement and any Terms Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement, which may be delivered by.pdf file via e-mail.

18.             Headings. The section headings used in this Agreement and any Terms Agreement are for convenience only and shall not affect the construction hereof.

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If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a countersigned copy hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the Manager.

Very truly yours,

AIR T, inc.

By:	/s/ Brian Ochocki
Name:	Brian Ochocki
Title:	CFO

AIR T FUNDING

By:AIR T, INC., as Depositor
By:	/s/ Brian Ochocki
Name: Brian Ochocki
Title: Chief Financial Officer

/s/ Mark Jundt
Mark Jundt, As Administrative
Trustee

/s/ Brian Ochocki
Brian Ochocki, As Administrative
Trustee

The foregoing Agreement is hereby confirmed and accepted as of the date first written above.

ASCENDIANT CAPITAL MARKETS, LLC

By:	/s/
Name:
Title:

Address for Notice:

110 Front Street, Suite 300

Jupiter, FL 33477

Attention: Bradley J. Wilhite

Email: __________________

Form of Terms Agreement

ANNEX I

air t, inc./ AIR T FUNDING TERMS AGREEMENT

Dear Sirs:

Air T, Inc., a Delaware corporation (the “Company”), and Air T Funding (the “Trust”) propose, subject to the terms and conditions stated herein and in the At The Market Offering Agreement, dated April 24, 2024 (the “At The Market Offering Agreement”), between the Company, the Trust, and Ascendiant Capital Markets, LLC (“Agent”), to issue and sell to Agent the securities specified in the Schedule I hereto (the “Purchased Shares”).

Each of the provisions of the At The Market Offering Agreement not specifically related to the solicitation by Agent, as agent of the Company and the Trust, of offers to purchase securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement and the Time of Delivery, except that each representation and warranty in Section 3 of the At The Market Offering Agreement which makes reference to the Prospectus (as therein defined) shall be deemed to be a representation and warranty as of the date of the At The Market Offering Agreement in relation to the Prospectus, and also a representation and warranty as of the date of this Terms Agreement and the Time of Delivery in relation to the Prospectus as amended and supplemented to relate to the Purchased Shares (except, in each case, to the extent such representations and warranties expressly relate to a specific earlier date (in which case such representations and warranties shall be true and correct as of such earlier specified date) and except that such representations and warranties shall be deemed to relate to the Registration Statement, the Prospectus and any Prospectus Supplement, as amended or supplemented, as of such date).

An amendment to the Registration Statement (as defined in the At The Market Offering Agreement), or a supplement to the Prospectus, as the case may be, relating to the Purchased Shares, in the form heretofore delivered to the Agent is now proposed to be filed with the Securities and Exchange Commission.

Subject to the terms and conditions set forth herein and in the At The Market Offering Agreement which are incorporated herein by reference, the Trust agrees to issue and sell to Agent and the latter agrees to purchase from the Trust the number of shares of the Purchased Shares at the time and place and at the purchase price set forth in the Schedule I hereto.

If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, whereupon this Terms Agreement, including those provisions of the At The Market Offering Agreement incorporated herein by reference, shall constitute a binding agreement between the Agent, the Company, and the Trust.

AIR T, inc.

By:	/s/ Brian Ochocki
Name:	Brian Ochocki
Title:	CFO

AIR T FUNDING

By:AIR T, INC., as Depositor
By:	/s/ Brian Ochocki
Name: Brian Ochocki
Title: Chief Financial Officer

/s/ Mark Jundt
Mark Jundt, As Administrative
Trustee

/s/ Brian Ochocki
Brian Ochocki, As Administrative
Trustee

The foregoing Agreement is hereby confirmed and accepted as of the date first written above.

ASCENDIANT CAPITAL MARKETS, LLC

By:	/s/
Name:
Title:

Exhibit A

Form of Representation Date Certificate

This Officer’s Certificate (this “Certificate”) is executed and delivered in connection with Section 4(k) of the At-The-Market Offering Agreement (the “Agreement”), dated April 24, 2024, and entered into between Air T, Inc., a Delaware corporation (the “Company”), Air T Funding (the “Trust”) and Ascendiant Capital Markets, LLC. All capitalized terms used but not defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, a duly appointed and authorized officer of the Company and trustee of the Trust, having made all necessary inquiries to establish the accuracy of the statements below and having been authorized by the Company and the Trust to execute this certificate, hereby certifies as follows:

1.	The representations and warranties of the Company and the Trust contained in the Agreement are true and correct on and as of the date of this Certificate with the same effect as if made on such date (except to the extent such representations and warranties expressly relate to a specific earlier date (in which case such representations and warranties shall be true and correct as of such specified earlier date) and except that such representations and warranties shall be deemed to relate to the Registration Statement, the Prospectus and any Prospectus Supplement, as amended or supplemented, as of the date of this Certificate) and the Company and the Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date of this Certificate.

2.	No stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or, to the Company and the Trust’s knowledge, threatened.

3.	Since the date of the most recent financial statements included in the Registration Statement, the Prospectus and the Incorporated Documents, there has been no Material Adverse Effect on the condition (financial or otherwise), earnings, business or properties of the Company and the Trust and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Registration Statement, the Prospectus and the Incorporated Documents.

The undersigned has executed this Officer’s Certificate as of the date first written above.

AIR T, INC.

By:
Name:	Nick Swenson
Title:	CEO

SCHEDULE 1

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FORM OF PLACEMENT NOTICE

_______________________________

From:	Air T, Inc.
Air T Funding

To:	Ascendiant Capital Markets, LLC Attention: Bradley J. Wilhite

Subject:	At-The-Market Issuance--Placement Notice

Gentlemen:

Pursuant to the terms and subject to the conditions contained in the At-The-Market Offering Agreement between Air T, Inc., a Delaware corporation (the “Company”), Air T Funding (the “Trust”) and Ascendiant Capital Markets, LLC, dated April 24, 2024, the Trust hereby requests that Ascendiant sell up to                                     of the Capital Securities, par value $25.00 per share, at a minimum market price of $                      per share, during the period beginning [month, day, time] and ending [month, day, time].

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